Unaudited Interim Condensed Consolidated Statements of Comprehensive Loss - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
REVENUES:
Voyage revenues	$ 8,132	$ 6,066
Management and consulting fee income	0	31
Total Revenues	8,132	6,097
EXPENSES & OTHER OPERATING INCOME:
Voyage expenses	(610)	(525)
Vessel operating expenses	(5,282)	(4,338)
Depreciation	(2,281)	(2,469)
Depreciation of dry docking costs	(494)	(405)
Administrative expenses	(676)	(758)
Administrative expenses payable to related parties	(267)	(250)
Share-based payments	(20)	(20)
Other income, net	5	77
Operating loss	(1,493)	(2,591)
Interest expense and finance costs	(1,027)	(988)
Foreign exchange gains/(losses), net	47	(146)
TOTAL LOSS FOR THE PERIOD	(2,473)	(3,725)
Other Comprehensive Income	0	0
TOTAL COMPREHENSIVE LOSS FOR THE PERIOD	$ (2,473)	$ (3,725)
Loss per share (U.S.$):
- Basic and Diluted loss per share for the period	$ (0.08)	$ (0.17)